Exhibit 99.2

Investor Supplement
Second Fiscal Quarter 2014
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
March 31, 2014

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlights

	Three Months Ended					Six Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013
	(Dollars in millions)
Revenues:
Premiums	$14.6	13.7	11.8	19.0	$14.1	$28.3	$27.9
Net investment income	184.3	183.4	185.2	184.6	167.9	367.7	338.2
Net investment (losses) gains	(1.7)	123.4	106.2	58.3	206.7	121.7	353.2
Insurance and investment product fees and other	17.1	15.6	17.1	16.1	14.6	32.7	28.5
Total revenues	214.3	336.1	320.3	278.0	403.3	550.4	747.8

Adjusted Operating Income ("AOI")	$47.8	$25.0	$79.7	$14.0	$20.0	72.8	44.6
Net income	$24.8	$42.7	$110.7	$53.2	$73.2	$67.5	$183.8

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.82	$0.51	$1.70	$0.30	$0.43	$1.36	$0.95
Net Income	$0.43	$0.87	$2.36	$1.13	$1.56	$1.26	$3.91
Diluted:
AOI	$0.82	$0.51	$1.70	$0.30	$0.43	$1.35	$0.95
Net Income	$0.42	$0.87	$2.36	$1.13	$1.56	$1.26	$3.91

Dividends Paid to Shareholders Per Share	$0.065	$—	$—	$—	$—	$0.065	$—

At Period End
Cash and cash equivalents	$701.5	$759.5	$1,204.3	$1,003.0	$1,194.5	$701.5	$1,194.5
Total investments	$17,814.6	$17,225.6	$16,222.5	$16,419.9	$16,734.1	$17,814.6	$16,734.1
Total assets	$23,382.4	$22,945.7	$22,429.1	$21,012.6	$21,295.2	$23,382.4	$21,295.2
Contractholder funds	$15,998.3	$15,519.7	$15,248.2	$15,342.7	$15,409.9	$15,998.3	$15,409.9
Future policy benefits	$3,533.7	$3,545.9	$3,556.8	$3,576.2	$3,569.1	$3,533.7	$3,569.1
Notes payable	$300.0	$300.0	$300.0	$300.0	$300.0	$300.0	$300.0
Total equity	$1,522.7	$1,331.8	$1,164.9	$1,285.6	$1,463.3	$1,522.7	$1,463.3
Total equity excluding accumulated other comprehensive income ("AOCI")	$1,247.2	$1,225.7	$1,052.0	$1,110.2	$1,039.5	$1,247.2	$1,039.5
Common shares issued and outstanding	58.44	$58.27	$47.00	$47.00	$47.00	$58.44	$47.00

Book value per share	$26.1	$22.9	$24.8	$27.4	$31.1	$26.1	$31.1
Book Value per Share excluding AOCI	21.3	21.0	22.4	23.6	22.1	21.3	22.1
Debt to total Capitalization	19.4%	19.7%	22.2%	21.3%	22.4%	19.4%	22.4%
Return on average shareholder's equity	8.0%	15.0%	41.0%	19.8%	29.4%	11.5%	35.4%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	March 31, 2014	September 30, 2013

ASSETS
Investments:
Fixed maturities securities, available-for-sale, at fair value	$16,865.1	$15,541.4
Equity securities, available-for-sale, at fair value	353.1	271.1
Derivative investments	273.0	221.8
Other invested assets	323.4	188.2
Total investments	17,814.6	16,222.5
Related party loans and investments	145.7	119.0
Cash and cash equivalents	701.5	1,204.3
Accrued investment income	178.7	159.3
Reinsurance recoverable	3,694.0	3,728.6
Intangibles, net	540.3	563.8
Deferred tax assets	173.2	226.4
Other assets	134.4	205.2
Total assets	$23,382.4	$22,429.1

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$15,998.3	$15,248.2
Future policy benefits	3,533.7	3,556.8
Funds withheld for reinsurance liabilities	1,362.3	1,407.7
Liability for policy and contract claims	60.5	51.5
Long-term debt	300.0	300.0
Other liabilities	604.9	700.0
Total liabilities	21,859.7	21,264.2

Shareholders' equity:
Common stock ($.01 par value, 500,000,000 shares authorized, 58,439,476 issued and outstanding at March 31, 2014; 47,000,000 shares issued and outstanding at September 30, 2013)	0.6	—
Additional paid-in capital	701.1	527.1
Retained earnings	545.5	524.9
Accumulated other comprehensive income	275.5	112.9
Total shareholders' equity	1,522.7	1,164.9
Total liabilities and shareholders' equity	$23,382.4	$22,429.1

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Six Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$12.4	$11.4	$11.2	$16.4	$12.8	$23.8	$24.0
Life contingent immediate annuity	2.2	2.3	0.6	2.6	1.3	4.5	3.9
Net investment income	184.3	183.4	185.2	184.6	167.9	367.7	338.2
Net investment (losses) gains	(1.7)	123.4	106.2	58.3	206.7	121.7	353.2
Surrender charges	4.7	5.6	9.4	6.6	4.7	10.3	4.7
Cost of insurance fees and other income	12.4	10.0	7.7	9.5	9.9	22.4	23.8
Total revenues	214.3	336.1	320.3	278.0	403.3	550.4	747.8
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	15.7	16.3	16.9	20.6	13.8	32.0	33.9
Life contingent immediate annuity benefits and changes in future policy benefits	17.1	10.5	15.2	39.6	13.6	27.6	24.1
Interest sensitive and index product benefits	146.1	190.1	69.1	47.0	213.5	336.2	266.5
Acquisition and operating expenses, net of deferrals	32.0	26.0	33.8	25.6	23.4	58.0	50.4
Amortization of intangibles	11.3	22.9	21.4	64.7	28.9	34.2	98.4
Total benefits and expenses	222.2	265.8	156.4	197.5	293.2	488.0	473.3
Operating (loss) income	(7.9)	70.3	163.9	80.5	110.1	62.4	274.5
Interest expense	(5.6)	(5.6)	(5.6)	(5.9)	—	(11.2)	—
(Loss) income before income taxes	(13.5)	64.7	158.3	74.6	110.1	51.2	274.5
Income tax (benefit) expense	(38.3)	22.0	47.6	21.4	36.9	(16.3)	90.7
Net income	$24.8	$42.7	$110.7	$53.2	$73.2	$67.5	$183.8

Net income per common share:

Basic	$0.43	$0.87	$2.36	$1.13	$1.56	$1.26	$3.91
Diluted	$0.42	$0.87	$2.36	$1.13	$1.56	$1.26	$3.91
Weighted average common shares used in computing net income per common share:
Basic	58.27	49.14	47.00	47.00	47.00	53.66	47.00
Diluted	58.45	49.26	47.00	47.00	47.00	53.76	47.00

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	Three Months Ended					Six Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013
	(Dollars in millions, except per share data)
Net Income	$24.8	$42.7	$110.7	$53.2	$73.2	$67.5	$183.8
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	(3.6)	(6.4)	(33.9)	(13.3)	(39.0)	(10.0)	(120.7)
Effect of change in FIA embedded derivative discount rate, net of offsets	10.4	(13.9)	3.4	(22.4)	(11.5)	(3.5)	(15.8)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	15.1	2.6	(2.2)	—	—	17.7	—
Effects of class action litigation reserves, net of offsets	1.1	—	—	—	—	1.1	—
Residual net income of distributed subsidiaries	—	—	1.7	(3.5)	(2.7)	—	(2.7)
AOI	$47.8	$25.0	$79.7	$14.0	$20.0	$72.8	$44.6

Per diluted common share:
Net income (loss)	$0.42	$0.87	$2.36	$1.13	$1.56	$1.26	$3.91
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	(0.06)	(0.13)	(0.72)	(0.28)	(0.83)	(0.19)	(2.56)
Effect of change in FIA embedded derivative discount rate, net of offsets	0.18	(0.28)	0.07	(0.48)	(0.24)	(0.07)	(0.34)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	0.26	0.05	(0.05)	—	—	0.33	—
Effects of class action litigation reserves, net of offsets	0.02	—	—	—	—	0.02	—
Residual net income of distributed subsidiaries	—	—	0.04	(0.07)	(0.06)	—	(0.06)
AOI per diluted share	$0.82	$0.51	$1.70	$0.30	$0.43	$1.35	$0.95
NON-GAAP FINANCIAL MEASURES
AOI is a non-GAAP economic measure we use to evaluate financial performance each period for the periods subsequent to the FGLH Acquisition. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains, excluding gains and losses on derivatives and including OTTI losses recognized in operations, (ii) the effect of changes in the rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, (iv) the effect of class action litigation reserves and (v) residual net income of distributed subsidiaries we no longer own. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

In the second quarter of 2014, we revised our definition of AOI from a pre-tax basis to an after-tax basis to better reflect the basis on which the performance of our business is internally assessed. AOI now includes interest expense and an effective tax rate of 35% is now applied to reconciling items made to net income. All prior periods presented have been revised to reflect this new definition. Additionally, during the second quarter of 2014 we revised our definition of AOI to exclude the effect of class action litigation reserves, net of the corresponding VOBA, DAC and income tax impact related to these adjustments. This change has been reflected in the current period calculation. Lastly, during the second quarter of 2014 we revised our definition of AOI to exclude residual net income of distributed subsidiaries; specifically the portion of Front Street Re income not already accounted for in the AOI adjustments above. From the inception of the reinsurance treaty on December 31, 2012 through August 9, 2013, Front Street Re was a fully consolidated subsidiary of FGL. On August 9, 2013 in preparation for the IPO, FGL distributed this subsidiary to its parent company. Adjusting for this distribution provides a better view of the underlying performance of FGL as it is now structured post-IPO.

Together with net income we believe AOI provide meaningful financial metrics that help investors understand our underlying results and profitability. Our AOI may not be comparable to similarly titled measures of other organizations because other organizations may not calculate AOI in the same manner as we do.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Capitalization/Book Value per Share

	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(Dollars in millions, except per share data)
Capitalization:
Long-term debt	$300.0	$300.0	$300.0	$300.0
Total debt	300.0	300.0	300.0	300.0
Total shareholders' equity	1,522.7	1,331.8	1,164.9	1,285.6
Total capitalization	1,822.7	1,631.8	1,464.9	1,585.6
AOCI	275.5	106.1	112.9	175.4
Total capitalization excluding AOCI (a)	$1,547.2	$1,525.7	$1,352.0	$1,410.2

Total shareholders' equity	1,522.7	1,331.8	1,164.9	1,285.6
AOCI	275.5	106.1	112.9	175.4
Total shareholder's equity excluding AOCI (a)	$1,247.2	$1,225.7	$1,052.0	$1,110.2

Common shares outstanding	58.44	58.27	47.00	47.00

Book Value per Share: (b)
Book value per share including AOCI	26.1	22.9	24.8	27.4
Book value per share excluding AOCI (a)	21.3	21.0	22.4	23.6

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Return on average shareholder's equity, excluding AOCI (c)	20.4%	21.5%	34.7%	50.8%
Adjusted Operating ROE, excluding AOCI (d)	14.7%	10.6%	14.3%	8.4%

	Three months ended
Quarterly Average ROE	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Return on average shareholder's equity, excluding AOCI (c)	8.0%	15.0%	41.0%	19.8%
Adjusted Operating ROE, excluding AOCI (d)	15.5%	8.8%	29.5%	5.2%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	19.4%	19.7%	22.2%	21.3%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is calculated by dividing net income by total average equity excluding AOCI. Average equity (excluding AOCI) is the sum of the equity at the end of each quarter divided by the number of quarters in the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Ba1	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Ba1	BBB
Rating Agency Outlook	Positive	Stable	Positive	Stable

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
Yield on average assets under management "AAUM" (at amortized cost)	4.6%	4.1%	4.7%	4.2%
Less: Interest credited and option cost	3.0%	2.9%	3.1%	3.1%
Net investment spread	1.6%	1.2%	1.6%	1.1%

Investment yield - bonds purchased during the period	5.1%	3.3%	4.6%	2.9%

AAUM (a)	$16,259.4	$16,621.4	$15,999.8	$16,478.6
AAUM excluding FSR (b)	$16,259.4	$15,589.1	$15,999.8	$15,888.7

(a) AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.

(b) AAUM excluding FSR, removes the impact of the Front Street Re funds withheld assets in the prior year AAUM calculation.

Sales Results by Product

	Three Months Ended					Six Months Ended
	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	March 31, 2014	March 31, 2013

Fixed index annuities	$318.2	$300.7	$237.3	$263.8	$238.6	$618.9	$481.7
Fixed rate annuities	409.4	239.7	9.4	6.5	5.1	649.1	9.0
Index universal life	4.8	5.0	4.7	4.3	4.3	9.8	9.8

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Annuity Account Balance Rollforward (a)

	Three Months Ended March 31,		Six Months Ended March 31,
	2014	2013	2014	2013
	(Dollars in millions)
Account balances at beginning of period:	$11,626.0	$12,353.7	$11,339.0	$12,383.0
Net deposits	721.3	246.4	1,266.7	501.5
Premium and interest bonuses	8.4	9.0	15.9	17.6
Fixed interest credited and index credits	119.8	100.6	244.5	210.8
Guaranteed product rider fees	(5.9)	(4.7)	(10.0)	(7.3)
Surrenders, withdrawals, deaths, etc.	(325.0)	(363.7)	(711.4)	(764.4)
Account balance at end of period	$12,144.7	$12,341.2	$12,144.7	$12,341.2
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Annuity Deposits by Product Type

	Three Months Ended March 31,		Six Months Ended March 31,
Product Type	2014	2013	2014	2013
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$271.3	$175.5	$522.8	$352.2
Fixed Strategy	44.9	60.9	95.6	131.0
	316.2	236.4	618.4	483.2

Fixed Rate Annuities:
Single-Year Rate Guaranteed	14.1	5.0	26.3	9.0
Multi-Year Rate Guaranteed	391.5	5.0	623.4	9.2

Total before coinsurance ceded	721.8	246.4	1,268.1	501.4
Coinsurance ceded	0.5	—	1.4	—
Net after coinsurance ceded	$721.3	$246.4	$1,266.7	$501.4

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Account Values (net of reinsurance) at March 31, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%

Fixed Index Annuities	11.7	6.0	9.2%	$9,351.6	77.0%
Single-Year Rate Guaranteed	11.6	0.7	0.9%	681.9	5.6%
Multi-Year Rate Guaranteed	5.6	3.8	7.7%	2,111.2	17.4%
Total				$12,144.7	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$658.3	$872.4
0.0% < 2.0%	43.7	102.2
2.0% < 4.0%	97.9	486.5
4.0% < 6.0%	183.7	946.7
6.0% < 8.0%	481.8	1,134.8
8.0% < 10.0%	1,291.8	1,094.4
10.0% or greater	35.9	4,714.6
	$2,793.1	$9,351.6

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,607.0	—%
2014	539.9	3.9%
2015-2016	1,817.5	5.6%
2017-2018	2,796.5	8.7%
Thereafter	5,383.8	12.2%
	$12,144.7

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,172.1	$891.8
0.0% - 1.0%	528.1	1,013.8
1.0% - 2.0%	210.1	187.9
2.0% - 3.0%	653.8	17.1
3.0% - 4.0%	228.9	0.4
4.0% - 5.0%	0.1	—
Allocated to index strategies	—	$7,240.6
	$2,793.1	$9,351.6

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	3%	5%	6%
Current Cap
At minimum	$—	$342.0	$1,004.8	$—
2-3%	29.8	—	—	—
3-4%	139.9	310.7	—	—
4-5%	86.4	1,113.5	—	—
5-6%	11.5	622.9	81.3	—
6-7%	—	189.6	24.2	2.1
7% +	—	89.8	9.7	51.8
Total	$267.6	$2,668.5	$1,120.0	$53.9

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$6.9
1% to 2%	1,758.3
2% to 3%	846.8
3% +	297.0
Total	$2,909.0

3 Year Step Forward with Cap

Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$17.2
5% to 7%	32.8
7% to 9%	68.2
9% to 11%	24.9
11% to 13%	10.7
13% +	5.0
Total	$158.8

There is an additional $62.6 Account Value allocated to strategies not listed above. Of this $62.6 million, $27.5 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Summary of Invested Assets

(dollars in millions)	March 31, 2014		September 30, 2013
	Fair Value	Percent	Fair Value	Percent

Fixed maturity securities, available for sale:
United States Government full faith and credit	$392.6	2.2%	$1,001.8	6.2%
United States Government sponsored entities	99.4	0.6%	98.6	0.6%
United States municipalities, states and territories	1,240.0	7.0%	1,007.0	6.2%
Corporate securities:
Finance, insurance and real estate	5,563.7	31.2%	5,053.8	31.1%
Manufacturing, construction and mining	873.0	5.0%	1,746.2	10.8%
Utilities and related sectors	1,995.9	11.2%	757.3	4.7%
Wholesale/retail trade	951.7	5.3%	844.1	5.2%
Services, media and other	1,137.8	6.4%	1,016.9	6.3%
Hybrid securities	451.6	2.5%	428.8	2.6%
Non-agency residential mortgage backed securities	1,847.1	10.4%	1,368.0	8.4%
Commercial mortgage backed securities	486.6	2.7%	454.3	2.8%
Asset backed securities	1,825.7	10.2%	1,764.6	10.9%
Equity securities (a)	353.1	2.0%	271.1	1.7%
Other (primarily derivatives, policy loans and CMLS)	596.4	3.3%	410.0	2.5%
Total	$17,814.6	100.0%	$16,222.5	100.0%

Credit Quality of Fixed Maturity Securities - March 31, 2014

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$9,961.9	59.1%	AAA	$1,671.2	9.9%
2	6,060.3	35.9%	AA	2,282.6	13.5%
3	487.5	2.9%	A	4,067.7	24.1%
4	258.7	1.5%	BBB	6,324.5	37.5%
5	96.7	0.6%	BB (a)	591.5	3.5%
6	—	—%	B and below (b)	1,927.6	11.5%
	$16,865.1	100.0%		$16,865.1	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$89.3	$94.8	$97.1
Prime	302.3	250.8	265.8
Subprime	628.7	508.9	537.3
Alt-A	784.9	556.2	588.0
Option arm	590.50	417.10	458.30
	$2,395.7	$1,827.8	$1,946.5
Total by NAIC designation
1	$2,343.4	$1,784.5	$1,901.6
2	25.3	21.8	24.8
3	24.1	19.4	18.0
4	2.9	2.1	2.1
5	—	—	—
6	—	—	—
	$2,395.7	$1,827.8	$1,946.5

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Fixed Maturity Securities by Sector

	March 31, 2014		September 30, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in millions)

Fixed maturity securities, available for sale:
United States Government full faith and credit	$389.1	$392.6	$998.5	$1,001.8
United States Government sponsored entities	96.9	99.4	96.5	98.6
United States municipalities, states and territories	1,182.8	1,240.0	998.8	1,007.0
Corporate securities:
Finance, insurance and real estate	5,356.4	5,563.7	4,972.3	5,053.8
Manufacturing, construction and mining	872.7	873.0	781.5	1,746.2
Utilities and related sectors	1,916.6	1,995.9	833.0	757.3
Wholesale/retail trade	923.9	951.7	1,702.5	844.1
Services, media and other	1,107.7	1,137.8	1,025.4	1,016.9
Hybrid securities	423.6	451.6	412.6	428.8
Non-agency residential mortgage backed securities	1,730.9	1,847.1	1,304.0	1,368.0
Commercial mortgage backed securities	463.3	486.6	431.3	454.3
Asset backed securities	1,816.2	1,825.7	1,745.2	1,764.6
Equity securities (a)	346.6	353.1	274.6	271.1
Other (primarily derivatives, policy loans and CMLS)	478.0	596.4	329.9	410.0
Total	$17,104.7	$17,814.6	$15,906.1	$16,222.5

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Top 10 Holdings by Issuers

	March 31, 2014
Issuer (a):	Fair Value	Percentage
JP Morgan Chase & Co.	$136.8	0.8%
Goldman Sachs Group, Inc.	136.7	0.8%
Wells Fargo & Company	132.5	0.7%
Metropolitan Transportation Authority (NY)	125.4	0.7%
Citigroup Inc.	120.6	0.7%
Prudential Financial Inc	120.4	0.7%
Bank of America Corp	119.0	0.7%
General Electric Company	117.4	0.7%
Metlife Inc	105.7	0.6%
Morgan Stanley	100.4	0.6%

(a) Issuers excluding U.S. Governmental securities, and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Reinsurance Counterparty Risk (a)

		Financial Strength Rating
Top 5: Parent Company/Principal Reinsurers	Reinsurance Recoverable	AM Best	S&P	Moody's
Wilton Reinsurance	$1,500.0	A	Not Rated	Not Rated
Front Street Re	1,306.5	Not Rated	Not Rated	Not Rated
Security Life of Denver	174.5	A	A-	A3
Scottish Re	134.7	Not Rated	Not Rated	Not Rated
Sunlife/Keyport	106.6	A-	BBB	Baa2

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
1001 Fleet Street, 6th Floor
Baltimore, MD

Investor Contact:
Molly Carman
Fidelity & Guaranty Life
molly.carman@fglife.com
410-895-1008

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2014
First Quarter	$19.10	$18.80	$18.94	$—
Second Quarter	$23.91	$22.28	$23.60	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - March 31, 2014
(unaudited)

Research Analyst Coverage

Thomas Gallagher
Credit Suisse
(215) 538-2010
thomas.gallagher@credit-suisse.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Edward Shields
Sandler O'Neill & Partners
(312) 281-3487
eshields@sandleroneill.com

Mike Bokoff
Dowling & Partners
(860) 676-8600
bokoff@dowling.com

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com